Exhibit 10.12
MSD
SPECIAL SEPARATION PROGRAM
FOR
“BRIDGED” EMPLOYEES
Eligible Employees: Employees of Merck Sharp & Dohme Corp. (and certain of its subsidiaries) who are not subject to a collective bargaining agreement and:
(1) Who Experience a Separation From Service (as defined in the Separation Benefits Plan) on or between January 1, 2009 and December 31, 2011; and
(2) Who as of their last day of employment (Separation Date), are
•	at least 49 years of age but not yet age 55 and have at least 9 years of Credited Service; or

•	at least 55 years of age but not yet age 65* and have at least 9 years of Credited Service but do not have 10 years of Credited Service; or

•	at least 64 years of age but not yet age 65* and have less than 9 years of Credited Service
          * For those who are at least age 65 with at least 9 but less than 10 years of Credited Service, see the brochure applicable to “Separated Retirement Eligible” Employees.
Effective Date: As of October 1, 2010
Effective as of October 1, 2010
Revised as of October 1, 2010

This document summarizes the benefits for which a “Bridge-Eligible Employee” may be eligible under the Special Separation Program and other employee benefit plans and programs of Merck Sharp & Dohme Corp. (“MSD”). Unless otherwise noted below, the terms and conditions of MSD’s employee benefit plans and programs applicable on an employee’s termination of employment from the Employer are as described in the applicable sections of the current MSD Benefits Book (and applicable summaries of material modification) previously provided to you or provided to you with this Brochure, as such plans and programs (and the applicable sections of the MSD Benefits Book) may be amended from time to time. (A copy of the applicable sections of the MSD Benefits Book (and applicable summaries of material modification) can be obtained on line at http://hr.merck.com or www.merck.com/benefits or by calling the Merck Benefits Service Center at 1-800-666-3725). However, to the extent that the terms below differ from those described in the applicable sections of the current MSD Benefits Book (and applicable summaries of material modification), this communication constitutes a summary of material modifications and should be kept with that book.
“Bridge-Eligible Employees” are certain nonunionized employees of the Employer
(1) who experience a Separation From Service (as defined in the Separation Benefits Plan) on or between January 1, 2009 and December 31, 2011; and
(2) who as of their last day of employment with the Employer (the “Separation Date”), are
•	at least 49 years of age but not yet age 55 and have at least 9 years of Credited Service; or

•	at least 55 years of age but not yet age 65 and have at least 9 years of Credited Service but do not have 10 years of Credited Service; or

•	at least 64 years of age but not yet age 65 and have less than 9 years of Credited Service (as defined in the Retirement Plan).
Bridge-Eligible Employees are only those employees who are designated by MSD as “Bridge-Eligible Employees.” “Bridge-Eligible Employees” do not include employees who terminate employment in any way that does not constitute a Separation From Service as defined in the Separation Benefits Plan as determined by MSD, including employees who resign for any reason. Benefits described in this Brochure only apply to Bridge-Eligible Employees and do not apply to any other employees of Merck or its subsidiaries or affiliates, including the Employer.
If you have been designated as a Bridge-Eligible Employee, MSD will provide you with a separation letter (the “Separation Letter”) that will describe the Special Separation Program benefits for which you are eligible and will include a release of legal claims against Merck and its subsidiaries and affiliates, including the Employer, and may also include other terms, such as non-solicitation and non-
Effective as of October 1, 2010
Revised as of October 1, 2010

competition provisions, as MSD in its sole discretion decides to include. In order for you to retire under the Retirement Plan as of your Separation Date and to receive the benefits under the Special Separation Program, you must sign and return the Separation Letter by the date stated in the letter (the “Separation Letter Return Date”) and, if a revocation period is applicable to you, not revoke the letter within the revocation period.
Bridge-Eligible Employees who sign, return and, if a revocation period is applicable, do not revoke the Separation Letter shall be treated as retired under the Retirement Plan and referred to as “Bridged Employees.”
Special Separation Program
All benefits under this Special Separation Program are contingent upon the Bridge-Eligible Employee signing (and, if a revocation period is applicable, not revoking) the Separation Letter. They consist of:
•	Separation Pay

•	Outplacement Services

•	A pro-rata portion of certain early retirement subsidies under the Retirement Plan (“Pension Bridge”) and treatment as a retiree under the Retirement Plan

•	Medical and dental benefits
•	For Bridge-Eligible Employees with at least 9 years of Credited Service (as defined by the Retirement Plan) as of their Separation Dates)—Treatment as a retiree for purposes of medical, dental benefits

•	For Bridge-Eligible Employees who have less than 9 years of Credited Service as of their Separation Dates—Eligibility for continued medical and dental benefits for a period
•	Treatment as a retiree for purposes of unexercised stock options and restricted stock units and performance stock units

•	Eligibility for a special payment in lieu of an AIP/EIP bonus for the performance year in which his or her Separation Date occurs if his or her Separation Date occurs after June 30 and on or before December 31 of that performance year
Separation Pay and Outplacement Benefits are described in the Separation Plan SPD distributed with this Brochure.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

This Brochure describes:
•	the additional benefits offered under the Special Separation Program that are not described in the Separation Plan SPD:
•	Pension Bridge;

•	treatment as a retiree for purposes of medical and dental benefits (provided that, for retiree healthcare benefits, the Bridge-Eligible Employees would have had at least 9 years of Credited Service (as defined by the Retirement Plan) as of their Separation Dates);

•	treatment as a retiree for purposes of stock options, restricted stock units and performance stock units;

•	eligibility for a special payment in lieu of an AIP/EIP bonus for the performance year in which his or her Separation Date occurs;
•	the benefits for those Bridge-Eligible Employees who do not sign, or, if a revocation period is applicable to them, who sign and later revoke, the Separation Letter; and

•	the terms and conditions of certain Merck or MSD benefit plans and programs as they apply to Bridge-Eligible Employees without regard to whether they sign the Separation Letter.
Retirement Plan — Pension Bridge
“Terminated Vested” — If You Do Not Sign the Separation Letter
By definition, as of the Separation Date, Bridge-Eligible Employees are not eligible for early or normal retirement under the terms of the Retirement Plan for Salaried Employees. So, on your Separation Date, if you are not a Bridged Employee (one who has signed and, if a revocation period is applicable to you, not revoked the Separation Letter) and you have at least 5 years of Vesting Service (as that term is defined in the Retirement Plan), you will be a “terminated vested” participant in the Retirement Plan for all purposes and will stop accruing additional Credited Service (as that term is defined in the Retirement Plan). This means that your employment will have terminated after you are vested and before you were eligible for early or normal retirement under the Retirement Plan (generally, at least age 55 with at least 10 years of Credited Service, or at least age 65 without regard to years of service). If you are less than 65 and your employment terminates before you have at least 5 years of Vesting Service, you are not vested and have no entitlement under the Retirement Plan; you are not considered “terminated vested.”
If you are a “terminated vested” participant, your benefits under the Retirement Plan must begin no later than the first day of the month following age 65. However, you can start receiving a reduced benefit on the first day of any month after you reach age 55. Your benefit will be reduced to reflect early payment of your benefits. The early payment reduction for a “terminated vested” participant
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

is an “actuarial” reduction. That is, your life expectancy and certain other actuarial assumptions are used in calculating the reduction amount for each year prior to age 65 that the benefits begin. You should expect this to reduce your benefits substantially because by commencing your benefit early, you receive benefits earlier and for a longer period. A table illustrating examples of actuarial reductions from the age 65 benefit and a more detailed explanation of the benefits for “terminated vested” participants can be found in the Salaried Retirement Plan section of the current MSD Benefits Book (and applicable summaries of material modification).
After you leave the Employer, if you are entitled to a vested benefit from the Retirement Plan, you’ll receive a statement that will tell you what your life income will be at age 65. This will be sent to you within approximately one year from your Separation Date. If any portion of your benefit is from a different plan, such as the Retirement Plan for Hourly Employees of MSD, there is an offset which reduces the benefit from the Retirement Plan. The aggregate lump sum benefit payable from two different plans generally differs slightly from a lump sum payable from only one plan (especially if different interest rate methodologies apply).
Payments not Compensation for Retirement Plan. Separation Pay is not compensation for Retirement Plan purposes. A bonus or the special payment, if any, in lieu of an AIP/EIP bonus paid after your Separation Date is also not compensation for Retirement Plan purposes.
Special Separation Program — Pension “Bridge” — If You Sign the Separation Letter
For Retirement Plan purposes, as a Bridged Employee (one who has signed and, if a revocation period is applicable, not revoked the Separation Letter), you will be considered to have retired from active service with the Employer on your Separation Date and will be entitled to a pro-rata portion of your early retirement subsidies. For those who are not yet 55, you will be considered to have a “deferred” pension on the terms described below. A “deferred” pension benefit is payable no earlier than the first of the month following the participant’s 55th birthday.
Early Retirement Subsidy. Your benefit from the Retirement Plan will be based on the Credited Service accrued as of the Separation Date and will be payable at age 65; however, you can begin to receive your benefits on the first day of any month after you reach age 55. If you commence your benefit at or after age 55 but before age 62, the benefit will still be reduced. The amount of the reduction is less than the actuarial reduction that applies to “terminated vested” participants and more than the reduction that applies to early retirees who are not Bridged Employees.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

The Retirement Plan provides that the benefits for early retirees are reduced by 0.25% for each month (i.e., 3% for each year) that they begin before age 62. Bridged Employees receive a pro-rata portion (the “Pro-Rata Fraction”) of the enhancement provided by the early retirement subsidies. The Pro-Rata Fraction equals the percentage of the employee’s Credited Service on his/her Separation Date divided by the Credited Service that employee would have had if employment had continued until he/she was first eligible to be treated as an early retiree. For purposes of this fraction, Credited Service is limited to 35 years for both Credited Service at separation and the Credited Service had employment continued to his/her first day of eligibility for treatment as an early retiree.
For example, assume an employee is 49 years old with 9 years of Credited Service on his Separation Date. He would have been first eligible to be treated as an early retiree when he attained age 55, when he would have had 15 years of Credited Service. The Pro-Rata Fraction in this example would be 9/15.
As another example, assume a Bridged Employee is 57 with 9 years of Credited Service on her Separation Date. This employee would have been first eligible to be treated as an early retiree when she had 10 years of Credited Service, so the pro-rata portion would be 9/10.
To calculate the benefit that will be paid, the formula is
•	Pro-Rata Fraction TIMES the participant’s accrued benefit as of the Separation Date payable with early retirement subsidies

•	PLUS (1 MINUS the Pro-Rata Fraction) TIMES the participant’s accrued benefit at Separation Date actuarially reduced for early commencement
Here’s an example of how this formula will work. Assume an employee is 52 years old at separation with 23 years of Credited Service. His earliest retirement age will be 55, at which time he would have had 26 years of Credited Service, so his Pro-Rata Fraction is 23/26, or 88.46%. Assume his accrued benefit—that is, the age 65 annuity paid every month for the rest of his life—is $1,000. If he receives his pension at age 55, as an early retiree he would receive $790. As a terminated vested participant, he would receive $340.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

Under the formula, he would receive
• 88.46% Times $790 equals $698.83
Plus
(1-88.46% = 11.54%) Times $340 equals $39.24
Equals
$738.07 as an annuity, payable at age 55.
The $738.07 annuity value could be converted into any of the forms of benefit available under the Retirement Plan.
Rule of 85 Transition Benefit. Bridged Employees who, if their employment with the Employer had continued would have qualified for the Rule of 85 Transition Benefit within two years of their Separation Date will receive the Rule of 85 Transition Benefit when benefits from the Retirement Plan begin. In other words, this enhancement applies if on your Separation Date you are at least 53 years old, and the sum of your age and Credited Service is at least 81. The Rule of 85 Transition Benefit will be payable upon commencement of your pension benefits, even if the date of commencement of pension benefits is earlier than the date you would otherwise have qualified for the Rule of 85 Transition Benefit, and is included in the early retirement subsidies that are subject to the Pro-Rata Fraction described above.
The Rule of 85 Transition Benefit is fully described in the Salaried Retirement Plan section of the current MSD Benefits Book (and applicable summaries of material modification). In general, the Rule of 85 was phased out in July of 1995. It had provided that an employee whose employment terminated after age 55, when age and service equaled at least 85, would be eligible for an unreduced age 65 benefit instead of the normal early retirement subsidy (i.e., a 3% per year reduction for each year that benefit payments begin prior to age 62). The Rule of 85 Transition Benefit preserved 100% of the Rule of 85 for any employee who was 50 or older in July of 1995, with 90% preserved for then 49 year old employees, 80% for then 48 year old employees, etc. No benefit was preserved for employees then 40 or younger.
For example, assume a Bridged Employee was born June 30, 1954. On July 1, 1995, this employee was 41 so 10% of her Rule of 85 benefit was preserved. Assume further that her Separation Date is January 1, 2009 (she’ll be 54 years and 6 months old) and that she then has 30 years of Credited Service. If her employment had continued until she attained age 55, she would have been entitled to the Rule of 85 Transition Benefit as of July 1, 2009 (her age and service as of that date would have exceeded 85). This employee may begin to receive her benefits (including her Rule of 85 Transition Benefit, i.e., 10% of the Rule of 85 benefit) from the Retirement Plan on July 1, 2009, the first day of the month after she reaches age 55. For this Bridged Employee, her “early retirement subsidies” as described above that are subject to the Pro-Rata Fraction would include the Rule of 85 Transition Benefit.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

On the other hand, assume instead that a Bridged Employee would be 52 on his Separation Date. No matter how many years of Credited Service he had, he is not eligible for the Rule of 85 Transition Benefit under the Special Separation Program because he would not have been entitled to the Rule of 85 Transition Benefit within two years of his Separation Date had he remained an employee of the Employer. In other words, he would not have reached age 55 and had 85 points within 2 years of his Separation Date had his employment continued.
Social Security Bridge Transition Benefit. Bridged Employees also will be eligible for the Social Security Bridge Transition Benefit under the Special Separation Program. The Social Security Bridge Transition Benefit is fully described in the Salaried Retirement Plan section of the current MSD Benefits Book (and applicable summaries of material modification). In general, the Social Security Bridge Transition Benefit reduces the offset for Social Security Benefits under the Retirement Plan by providing a temporary monthly supplement prior to age 62. The benefit was eliminated in July 1995 but was preserved for employees then at least age 50, with 90% preserved for employees then 49, 80% for employees then 48, etc. The benefit was not preserved for employees then 40 or younger. Because this benefit does not require any particular number of points, you may be eligible for the Social Security Transition Benefit even if you are not eligible for the Rule of 85 Transition Benefit.
Death of a Bridged Employee. If you die after you sign the Separation Letter but before you begin to receive your benefits from the Retirement Plan, your spouse (or estate in the case of any unmarried participant) will receive an annuity or a lump sum. If you die before age 55, you will be eligible for the Social Security Bridge Transition Benefit. If you were eligible for the Rule of 85 Transition Benefit on your Separation Date, you will not be eligible for this benefit if you die before you reach age 55. The Pro-Rata Fraction described above would be applied as described above. The benefit is calculated as though you had elected a joint and 50% survivor annuity with your spouse (if you’re unmarried, as though you had a spouse the same age as you) on the day before you died. The lump sum is the actuarial equivalent of just the 50% survivor portion of the benefit—that is, taking into account your death. The annuity or lump sum is payable only after your spouse (or administrator of your estate) applies for the benefit. Bridged Employees under the Special Separation Program will not be charged for the qualified pre-retirement spousal annuity fully described in the Salaried Retirement Plan section of the current MSD Benefits Book (and applicable summaries of material modification).
Other Information. Except as described here, you will be treated as a terminated vested participant for Retirement Plan purposes. For example, you may not receive a “disability retirement” as discussed in the Salaried Retirement Plan section of the current MSD Benefits Book (and applicable summaries of material modification).
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

The special provisions in the Retirement Plan regarding Bridged Employees are subject to certain discrimination tests under tax laws. Our actuaries have reviewed data on a preliminary basis and concluded that these special provisions satisfy those tests under most scenarios. However, if the provisions in practice happen to fail the tests, the benefits described here will be paid, to the extent necessary, from assets of MSD outside the Retirement Plan. Benefits from the Retirement Plan have tax advantages that payments outside it do not. You will be notified as soon as possible if this provision affects you.
After you leave the Employer, if you are entitled to a vested benefit from the Retirement Plan, you’ll receive a statement that will tell you what your life income will be at age 65. This will be sent to you within approximately one year from your Separation Date. If any portion of your benefit is from a different plan, such as the Retirement Plan for Hourly Employees of MSD, there is an offset which reduces the benefit from the Retirement Plan. The aggregate lump sum benefit payable from two different plans generally differs slightly from a lump sum payable from only one plan (especially if different interest rate methodologies apply).
Payments not Compensation for Retirement Plan. Separation Pay is not compensation for Retirement Plan purposes. A bonus or the special payment, if any, in lieu of an AIP/EIP bonus paid after your Separation Date is also not compensation for Retirement Plan purposes.
Split Election. Bridged Employees whose pension benefits are payable in part from the Supplemental Retirement Plan who wish to make an election with respect to the retirement benefits under that plan may do so in accordance with that plan by contacting the Support Center at 1-866-MERCK-HD (1-866-637-2543) to request the appropriate paperwork if eligible.
Medical (including Prescription Drug) and Dental
Medical (including Prescription Drug) and Dental — If You Do Not Sign the Separation Letter
If you don’t sign the Separation Letter (or if a revocation period is applicable to you, you revoke the Separation Letter), your medical and dental coverage options in effect on your Separation Date will continue under MSD’s medical and dental plans (as they may be amended from time to time) until the end of the month in which your Separation Date occur. At the end of that period, you will be eligible to elect to continue your coverage in accordance with COBRA for up to 18 months from your Separation Date. If you have no medical and/or dental coverage under MSD’s plans on your Separation Date, you will not have medical
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

and/or dental coverage, as applicable, after your Separation Date nor will you be eligible to elect such coverage under COBRA.
Special Separation Program — Retiree Medical (including Prescription Drug) and Dental — If You Have at least Nine Years of Credited Service as of Your Separation Date and You Sign the Separation Letter
Under the Special Separation Program, if you have at least nine years of Credited Service on your Separation Date and you sign (and, if a revocation period is applicable to you, do not revoke) the Separation Letter, you will be eligible to participate in retiree medical and dental coverage under MSD’s plans (as they may be amended from time to time) as of the first day of the month after your Separation Date (even if your Separation Date is not the first day of a month). Your active employee coverage will continue until the end of the month in which your Separation Date occurs. Your retiree healthcare benefits will commence as of the first of the month following your Separation Date (“Retiree Healthcare Commencement Date”).
You will be automatically enrolled in retiree dental under the comprehensive coverage option and in retiree medical coverage under the same coverage option in which you were enrolled as an active employee on the day before your Retiree Healthcare Commencement Date, provided that coverage option is available to you as a retiree; if that medical coverage option is not available, you will be automatically enrolled in the plan’s default option. Coverage under your retiree medical and dental coverage will also automatically continue for your eligible dependents who were your covered dependents under the applicable plans on the day before your Retiree Healthcare Commencement Date.
You are permitted to add eligible dependents or drop covered dependents and/or change medical coverage options retroactive to the date your Retiree Healthcare Commencement Date only if you notify the Merck Benefits Service Center of such change(s) within 30 days after your Retiree Healthcare Commencement Date. Thereafter, any permitted changes will only be made prospectively.
Note that only those eligible dependents who are your “Dependents of Record” as of your Retiree Healthcare Commencement Date can be eligible for dependent coverage under your retiree healthcare coverage, subject to any special enrollment rights under HIPAA. Be sure to register your eligible dependents as “Dependents of Record” with the Merck Benefit Service Center within 30 days after your Retiree Healthcare Commencement Date. If an eligible dependent is not timely registered as your “Dependent of Record”, he/she will never be eligible for dependent coverage under your MSD retiree healthcare coverage, subject to any special enrollment rights under HIPAA. Eligible dependents who are your covered dependents on your Retiree Healthcare Commencement Date, are automatically registered as Dependents of Record.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

You can “opt-out” of retiree coverage, but note that your ability to re-enroll for coverage is generally limited to annual open enrollment (with the following January 1 as the re-enrollment effective date); mid-year enrollment is available only if you are covered under and lose other coverage and you contact the Merck Benefit Service Center to re-enroll in MSD retiree coverage within 30 days of the loss of your other coverage.
You must pay the applicable retiree premiums for retiree healthcare coverage beginning on your Retiree Healthcare Commencement Date. You will receive an invoice from Fidelity that indicates the premium due for your retiree coverage. If you fail to pay the premium required for retiree medical and dental coverage in the time and manner specified on the invoice, you will be deemed to have opted out of coverage and your ability to re-enroll is limited as described above.
For purposes of determining the retiree medical and dental premiums, a Bridged Employee
•	will have the number of points that is the sum of his/her age and years of adjusted service as recorded on MSD’s records (from age 40 for those subject to the “Rule of 88”; all adjusted service for those subject to the “Rule of 92”) as of his/her Separation Date; provided however, if such sum is less than 65, then the Bridged Employee is deemed to have 65 points; and

•	will pay premiums for medical coverage in accordance with the premium schedule for the “Rule of 92” or the “Rule of 88”, as applicable, in effect on his/her Retiree Healthcare Commencement Date, as the premium schedule may be amended from time to time.
To determine whether the “Rule of 92” or the “Rule of 88” applies to you and to see the premiums applicable to those schedules, see the Reference Library on Fidelity’s netbenefits website.
Continuation of retiree medical and dental coverages for Bridged Employees under the Special Separation Program is subject to the same early forfeiture provisions applicable to separated employees as described in the Separation Plan SPD. The forfeiture provisions will apply for the Separation Pay Period only.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

Special Separation Program — If You Are 64 and Would Have Less than 9 Years of Credited Service as of Your Separation Date and You Sign the Separation Letter
If, you (a) are 64 and have less than nine years of Credited Service on your Separation Date and (b) sign the Separation Letter (and if a revocation period is applicable to you, do not revoke the Separation Letter), then, under the Special Separation Program, you will be eligible for continued medical and dental coverage (not retiree coverage) under MSD’s medical and dental plans (as they may be amended from time to time) for the Separation Pay Period as more fully described in the Separation Plan SPD. If the Separation Pay Period is less than six months, you may continue medical and dental coverage for six months. Your contributions to continue such coverage will be the same as the contributions for active employees, as they may change from time to time and will be payable to MSD (or its designee) in the time and manner specified by MSD from time to time. If you do not pay the required contributions to MSD (or its designee) in the time and manner specified by MSD from time to time, your coverage will be terminated and it will not be reinstated. Provided you have paid the required contributions to continue coverage, at the end of the Separation Pay Period or, if the Separation Pay Period is less than 6 months, then at the end of the 6-month period during which medical and dental coverages are provided, you may elect to continue your coverage in accordance with COBRA for up to an additional 18 months.
Continuation of medical and dental coverages under the Special Separation Program for Bridge-Eligible Employees under this paragraph is subject to the same early forfeiture provisions applicable to separated employees as described in the Separation Plan SPD.
Life Insurance
Regardless of when your Separation Date occurs and whether or not you sign the Separation Letter, your accidental death and dismemberment coverage ends on your Separation Date. In addition, a full month’s premium for your life insurance coverage in effect on your Separation Date may be deducted from your paycheck for the month in which your Separation Date occurs.
Life Insurance — If Your Separation Date Occurs on or before December 30, 2010
And you Do Not Sign the Separation Letter
If your Separation Date occurs on or before December 30, 2010 and you do not sign the Separation Letter (or if a revocation period is applicable to you, you revoke the Separation Letter), your basic and optional employee group term life, dependent life, and survivor income protection will continue for 31 days after your
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

Separation Date. After this 31-day period you may elect to continue these coverages at the level in effect on your Separation Date under MSD’s Life Insurance Plan (as it may be amended from time to time). You may continue these coverages at your cost for up to the earlier of 30 months from your Separation Date or age 65. If you wish to continue your survivor income protection and/or your dependent life coverage, you must continue your employee group term life (basic and optional). Please note that if you have “old format” basic life insurance and/or survivor income coverage in effect on December 31, 2010, that coverage will terminate at midnight on that date and an amount of coverage will map to an amount of optional life insurance effective January 1, 2011, which amount will be added to your then current optional life insurance. See your annual enrollment communications for 2011 for more information on coverage mapping. To continue your life insurance coverage(s) you must contact the Merck Benefits Service Center (1-800-666-3725) within 31 days after your Separation Letter Return Date and you must pay the applicable premium in the time and manner specified by MSD. If you fail to pay the premium in the time and manner specified by MSD, your coverage(s) will be terminated and will not be reinstated. If you are interested in continuing your coverage(s), contact the Merck Benefits Service Center (1-800-666-3725) for more information.
And you sign the Separation Letter
If your Separation Date occurs on or before December 30, 2010 and you sign the Separation Letter (and if a revocation period is applicable to you, do not revoke the Separation Letter), you will be considered a retiree for life insurance purposes under MSD’s Life Insurance Plan (as it may be amended from time to time) as of your Separation Date, with retiree coverage to begin on the first day of the month after your Separation Date. As a retiree, your employee group term life insurance coverage equal to 1x base pay (or 2x base pay if you have “Old Format”) will continue at no cost to you. This amount will reduce by 25% of the amount of your coverage starting on the first day of the month following your Separation Date, and by an equal dollar amount on the anniversary of that date, until the third anniversary of that date, when no balance remains. You have the right to convert the amount of reduction to an individual policy. See the Life Insurance Plan section of the current MSD Benefits Book (and applicable summaries of material modification) for information on conversion. As a retiree, you may continue your employee group term life insurance in excess of 1x base pay (2x if you are “Old Format”), dependent life and/or survivor income protection (collectively “Optional Coverages”) in effect on your Separation Date until age 65 by paying the applicable premiums in the time and manner required by MSD. Please note that if you have survivor income coverage in effect on December 31, 2010, that coverage will terminate at midnight on that date and an amount of coverage will map to an amount of optional life insurance effective January 1, 2011, which amount will be added to your then current optional life insurance. See your annual enrollment communications for 2011 for more information on
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

coverage mapping. If you fail to pay the premium required to continue your coverage in the time and manner specified by MSD, your coverage(s) will be terminated and they will not be reinstated.
Continuation of basic life insurance as a retiree under the Special Separation Program is subject to the same early forfeiture provisions applicable to separated employees as described in the Separation Plan SPD. If your basic life insurance ends as a result of forfeiture, your Optional Coverages will also cease. See the life insurance section of the MSD Benefits Book (and applicable summaries of material modification) for description of conversion rights.
If your Separation Date Occurs on or after December 31, 2010 Whether or Not You Sign the Separation Letter. If your Separation Date occurs on or after December 31, 2010 whether or not you sign the Separation Letter, you are not eligible for retiree life insurance. Your basic group term life insurance equal to 1x base pay will continue for 31 days after your Separation Date. During this 31-day period you may elect to convert this coverage to an individual policy with Prudential, subject to certain limitations. Your optional group term life insurance (including any amount of “old format” basic life and/or survivor income protection coverage that is mapped to your optional life insurance coverage effective January 1, 2011 as described in the annual enrollment communications for 2011) and dependent life insurance will continue for 31 days after your Separation Date. During this 31-day period you may elect to convert or port this coverage to an individual policy with Prudential, subject to certain limitations. Contact the Merck Benefits Service Center (1-800-666-3725) or Prudential for more information.
The chart below is provided for your convenience to compare the medical, dental and life insurance benefits offered under the Special Separation Program to the normal plan provisions.

	Regular Plan Provisions	Special Separation Program
Medical, Dental, Prescription Drug	Benefits continue to the end of the month in which your Separation Date occurs; eligible for COBRA afterward	You will be treated as a retiree with applicable contributions if you would have at least 9 years of credited service as of your Separation Date

If you have less than 9 years of credited service as of your Separation Date, then benefits continue to the end of the month in which the Separation Pay Period ends (or a minimum of 6 months), provided you pay the applicable employee contributions in the time and manner specified by MSD (or its designee); thereafter eligible for COBRA
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

	Regular Plan Provisions	Special Separation Program
Basic Employee Term Life Insurance (New Format-maximum 1x base pay; prior to January 1, 2011, if Old Format -2x base pay)	If your Separation Date occurs on or before December 30, 2010

•    coverage at level in effect on Separation Date continues for 31 days, provided “old format” coverage is reduced to 1x base pay due to mapping of “old format” coverage effective January 1, 2011 as described in annual enrollment materials for 2011; and

•    you may elect to continue coverage for up to 30 months (but not beyond age 65) from your Separation Date at your cost under the Merck Life Insurance Plan.
If Separation Date occurs on or before December 30, 2010:Treated as a retiree with 1x base pay coverage (2x if old format) reducing over 3 years to no coverage.

	If your Separation Date occurs on or after December 31, 2010, coverage equal to 1x base pay continues for 31 days.	If your Separation Date occurs on or after December 31, 2010, coverage equal to 1x base pay continues for 31 days.

	In either event, you may be eligible to convert to an individual policy with Prudential after coverage under the Merck Life Insurance Plan ends.	In either event, you may be eligible to convert to an individual policy with Prudential after coverage under the Merck Life Insurance Plan ends.

Optional Employee Group Term Life, Dependent Life and prior to January 1, 2011 Survivor Income	If your Separation Date occurs on before or after December 30,2010, coverage at level in effect on your Separation Date continues for 31 days, subject to mapping of “old format” and survivor income coverage effective January 1, 2011 as described in annual enrollment materials for 2011.	If Separation Date is on or before December 30, 2010:
Treated as a retiree — You can continue optional coverage (including the amounts of “old format” and survivor income coverage mapped to optional coverage effective January 1, 2011) under the Merck Life Insurance Plan at your cost up to age 65

	If your Separation Date occurs on or before December 30, 2010, you may elect to continue coverage for up to 30months (but not beyond age 65) from your Separation Date at your cost under the Merck Life Insurance Plan	If Separation Date is on or after December 31, 2010:Coverage at level in effect on your Separation Date continues for 31 days, subject to mapping of “old format” and survivor income coverage effective January 1, 2011 as described in annual enrollment materials for 2011.

	You may be eligible to convert or port to an individual policy with Prudential after coverage under the Merck Life Insurance Plan ends.	You may be eligible to convert or port to an individual policy with Prudential after coverage under the Merck Life Insurance Plan ends.

AD&D	No coverage	No coverage
Stock Options, Restricted Stock Units and Performance Stock Units
Only employees may receive incentives under Merck’s incentive stock plans, including stock options, restricted stock units (“RSUs”) or performance stock units (“PSUs”); therefore, you will not be eligible to receive any grants after your Separation Date.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

Outstanding Stock Options, RSUs and PSUs
If You Do Not Sign the Separation Letter — “Separated” or “Involuntarily Terminated” for Purposes of Stock Options, RSUs and PSUs
Under Merck’s incentive stock plans, stock options, RSUs and PSUs held by a U.S. employee whose employment ends are treated under the provisions of the grants applicable to retirement only if the employee is considered a retiree under the Retirement Plan. Bridge-Eligible Employees who do not sign the Separation Letter (or, if a revocation period is applicable, who revoke the Separation Letter) are not considered retirees under the Retirement Plan. Therefore, if you do not sign the Separation Letter (or, is a revocation period is applicable to you, you revoke the Separation Letter), the separation provisions (not the retirement provisions) applicable to stock options, RSUs and PSUs will apply to any outstanding incentives granted to you prior to 2010 that you hold on your Separation Date and the sale/involuntary termination provisions (not the retirement provisions) applicable to stock options, RSUs and PSUs will apply to any outstanding incentives granted to you in 2010 and thereafter that you hold on your Separation Date. Provisions may differ based on the grants. IT IS YOUR RESPONSIBILITY TO FAMILIARIZE YOURSELF WITH THE TERMS OF INDIVIDUAL GRANTS.
Stock Options (separation/sale/involuntary termination terms)
Generally, for outstanding annual and quarterly stock option grants made prior to 2001, the separation terms are:
Vested options will expire upon the earlier of (i) the day before the one-year anniversary of your Separation Date or (ii) the original 10-year expiration date.
Generally, for outstanding annual and quarterly stock option grants made in 2001 through 2009, the separation terms are:
Unvested options will vest on the Separation Date. You will then have two years to exercise them and previously vested grants. All outstanding vested options—including those previously vested—will expire on the day before the second anniversary of your Separation Date (or their original expiration date, if earlier).
Generally, for outstanding annual and quarterly stock option grants made in 2010 and thereafter terms differ depending on whether your employment terminated due to the sale of your division or otherwise in an involuntary termination:
•	If your employment is terminated due to the sale of your subsidiary, division or joint venture, options that would have become exercisable within one year of your Separation Date will become exercisable on
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

your Separation Date and all others immediately expire. All unexercised options will expire on the day before the first anniversary of your Separation Date (or their original expiration date, if earlier).

•	If your employment terminates due to an other involuntary termination, options that are unvested on your Separation date will expire on your Separation Date. Options that are exercisable on your Separation Date will expire on the day before the first anniversary of your Separation Date (or their original expiration date, if earlier).
Key R&D, MRL and MMD new hire stock option grants, and other stock option grants may have different terms. See the term sheets applicable to such stock option grants.
If on your Separation Date your then outstanding equity is treated as described above and you are rehired,
•	stock options granted before 2010 that are unexercised and outstanding on your rehire date will be reinstated to active status as if your employment had not been interrupted, and

•	stock options granted during 2010 and thereafter that are unexercised and outstanding on your rehire date will continue to be treated as described above.
RSUs (separation/sale/involuntary termination terms)
For RSUs granted before 1/1/2010, if you are treated as separated, a pro rata portion of your annual grants of restricted stock units, if any, generally will vest and become distributable at the same time as if your employment had continued; the remainder of the grant will expire on your Separation Date. Different terms may apply to RSUs that were not granted as part of the annual RSU grants. See the term sheets applicable to RSUs granted to you, if any.
For each annual and quarterly RSU grant made on or after 1/1/2010, terms differ depending on whether your employment terminated due to the sale of your division or otherwise in an involuntary termination.
If your employment is terminated due to the sale of your subsidiary, division or joint venture, the following portion of your RSU awards and accrued dividends, if any, will be distributed at the time distributed to active employees: one-third if your Separation Date is on or after the grant date but before the first anniversary of the grant date; two-thirds if your Separation Date is on or after the first anniversary of the grant date but before the second anniversary of the grant date; and all if your Separation Date is on or after the second anniversary of the grant date.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

If your employment terminates in an other involuntary termination and your Separation Date occurs
•	On or after the first anniversary of the RSU grant date, a pro rata portion of your RSU grant generally will vest and become distributable to you (together with any applicable accrued dividend equivalents) at the same time as if your employment had continued; the remainder of the grant will expire on your Separation Date; or

•	before the first anniversary of the RSU grant date, the entire grant (together with any applicable accrued dividend equivalents) will expire on your Separation Date.
See the term sheets applicable to RSUs granted to you, if any.
PSUs (separation/sale/involuntary termination terms)
For PSUs granted before 1/1/2010, if you are treated as separated, a pro rata portion of your annual grant of performance share units will be payable if at all when the distribution with respect to the applicable performance year is made to active employees; the remainder of the grant will expire on your Separation Date. See the term sheets applicable to PSUs granted to you, if any.
For each PSU granted on or after 1/1/2010, terms differ depending on whether your employment terminated due to the sale of your division or otherwise in an involuntary termination.
If your employment is terminated due to the sale of your subsidiary, division or joint venture, the following portion of your PSU awards will be distributed at the time distributed to active employees, based on actual performance: one-third if your Separation Date is on or after the grant date but before the first anniversary of the grant date; two-thirds if your Separation Date is on or after the first anniversary of the grant date but before the second anniversary of the grant date; and all if your Separation Date is on or after the second anniversary of the grant date.
If your employment terminates in an other involuntary termination and your Separation Date occurs
•	on or after the first anniversary of the PSU grant date, a pro rata portion of your PSU grant generally will vest and become distributable to you at the same time as if your employment had continued and based on actual performance; the remainder of the grant will expire on your Separation Date; or

•	before the first anniversary of the PSU grant date, the entire grant will expire on your Separation Date.
See the term sheets applicable to PSUs granted to you, if any.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

If you have any question about your stock options, restricted stock units or performance stock units, you can call The Support Center at 1-866-MERCK-HD (1-866-637-2543).
Special Separation Program — If You Sign the Separation Letter — “Retired” for Purposes of Stock Options, RSUs and PSUs
Under Merck’s incentive stock plans, stock options, RSUs and PSUs held by a U.S. employee whose employment ends are treated under the provisions of the grants applicable to retirement only if the employee is considered a retiree under the Retirement Plan. If you sign (and, if a revocation period is applicable to you, do not revoke) the Separation Letter you are considered a retiree under the Retirement Plan. Therefore, if you sign (and, if a revocation period is applicable to you, do not revoke) the Separation Letter, the retirement provisions (not the separation provisions) applicable to stock options, RSUs and PSUs will apply to any outstanding incentive you hold on your Separation Date. The retirement provisions may differ based on the grants. IT IS YOUR RESPONSIBILITY TO FAMILIARIZE YOURSELF WITH THE TERMS OF INDIVIDUAL GRANTS.
Stock Options (retirement terms)
Generally, for outstanding annual and quarterly stock option grants made prior to 2001, the retirement provisions are:
Vested options: May be exercised until the earlier of (i) the day before the 5th anniversary of your Separation Date (considered your “retirement date”) or (ii) the original expiration date.
Generally, for outstanding annual and quarterly stock option grants made in 2001 through 2009, the retirement provisions are:
Unvested options will vest on the original vesting date and then be exercisable for the full term of the option, expiring on the original expiration date. Vested options will be exercisable for then remaining term of the option, expiring on the original expiration date.
Generally, for outstanding annual and quarterly stock option grants made in 2010 and thereafter, the retirement provisions are:
•	Unvested Options:
•	If your Separation Date occurs before the 6-month anniversary of the option grant date, the options expire on your Separation Date; or

•	If your Separation Date occurs on or after the 6-month anniversary of the option grant date, unvested options will become exercisable on their original vesting date and remain exercisable until they expire on the day before the fifth
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

anniversary of the grant date (or their original expiration date, if earlier).
•	Vested Options: Options that are vested on your Separation Date will be exercisable until they expire on the day before the fifth anniversary of the grant date (or their original expiration date, if earlier).
Key R&D, MRL and MMD new hire stock option grants, and other stock option grants may have different terms. See the term sheets applicable to such stock option grants.
If you are treated as retired, and later rehired, stock options that are unexercised and outstanding on your rehire date will continue under the retirement terms.
RSUs (retirement terms)
If you are treated as retired, any annual grants of restricted stock units that were granted at least 6 months prior to your Separation Date, if any, generally will vest and become distributable (together with any applicable accrued dividend equivalents for grants made in 2010 and thereafter) as if your employment with the Employer had continued. RSUs granted within 6 months of your Separation Date will be forfeited (together with any applicable accrued dividend equivalents for grants made in 2010 and thereafter). See the term sheets applicable to RSUs granted to you, if any.
PSUs (retirement terms)
If you are treated as retired, a pro rata portion of any annual grant of performance share units that were granted to you at least 6 months prior to your Separation Date will be payable if at all when the distribution with respect to the applicable performance year is made to active employees; the remainder of the grant will expire on your Separation Date. Performance share units, if any, granted to you within 6 months of your Separation Date will lapse on your Separation Date. See the term sheets applicable to PSUs granted to you, if any.
If you have any question about your stock options, RSUs or PSUs, call the Support Center at 1-866-MERCK-HD (1-866-637-2543).
Annual Incentive Program/Executive Incentive Program (“AIP/EIP”)—
As described in more detail below, payment of bonuses, or a special payment in lieu of a bonus, depends on when a Bridged Employee’s Separation Date occurs during a performance year. Actual AIP/EIP bonuses with respect to the performance year immediately preceding the Bridged Employee’s Separation Date may be paid to employees whose employment terminates between January 1 and the time AIP/EIP bonuses are paid for that year to other employees. No AIP/EIP or special payment in lieu of a bonus with respect to the performance
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

year in which the Separation Date occurs is payable for any employee separated January 1 through June 30, inclusive. A special payment in lieu of a bonus is payable under this program with respect to the performance year in which the Separation Date occurs only for employees whose Separation Dates occur on or after July 1 and on or before December 31 of that performance year. For executives who are listed in the Summary Compensation Table for the most recent proxy materials issued by Merck in connection with the annual meeting of shareholders, the amount of payment in lieu of EIP award, if any, will be guided by the following principles, but Merck retains complete discretion to pay more, or less, than those amounts. The Employer reserves the right to treat the payment of AIP/EIP bonuses and/or the special payments in lieu of AIP/EIP bonuses as supplemental wages subject to flat-rate withholding (that is, not taking into account any exemptions).
If Your Separation Date occurs between January 1 and prior to the time AIP/EIP bonuses are paid for the prior performance year
If your Separation Date occurs on or after January 1 and prior to the day AIP/EIP bonuses for the prior performance year are paid to other MSD employees, you will be eligible for consideration for an AIP/EIP bonus with respect to the prior complete performance year on the same terms and conditions as other MSD employees. Provided you are in a class of employees eligible for an AIP/EIP, your AIP/EIP bonus, if any, will be paid to you at the same time AIP/EIP bonuses are paid to other MSD employees or will be deferred in accordance with your applicable deferral election for that AIP/EIP performance year, as applicable. Eligibility for consideration for AIP/EIP bonus is not contingent upon your signing the Separation Letter. You will not be eligible for any AIP/EIP or payment in lieu of an AIP/EIP for the performance year in which your Separation Date occurs.
If Your Separation Date occurs between the time AIP/EIP bonuses are paid for the prior performance year and June 30
If your Separation Date occurs after AIP/EIP bonuses are paid to other MSD employees and on or before June 30, you will not be eligible for consideration for an AIP/EIP bonus or the special in lieu of bonus payment described below whether or not you sign the Separation Letter.
If Your Separation Date occurs after June 30 and on or before December 31
If your Separation Date occurs after June 30 and on or before December 31, a special payment in lieu of an AIP/EIP with respect to the performance year in which your Separation Date occurs may be paid only if you sign (and, if a revocation period is applicable to you, do not revoke) the Separation Letter. The special payment, if any, will be calculated based on the target bonus applicable to you under the Annual Incentive Program/Executive Incentive Program with respect to the current performance year and the number of full and partial
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

months you worked in the current performance year and is subject to adjustment by Merck in its sole discretion based on a variety of factors, including but not limited to your documented poor or extraordinary performance in the current performance year. If you receive a special payment in lieu of an AIP/EIP bonus, it will be paid to you (less applicable withholding) as soon as administratively feasible following your Separation Date. However, if you elected to defer your AIP/EIP bonus, that election will apply to payments made in lieu of AIP/EIP bonus.
* * *
The following describes the terms and conditions of certain MSD benefit plans and programs as they apply to employees whose employment with the Employer terminates for any reason. For additional information, see the applicable sections of the current MSD Benefits Book (and applicable summaries of material modification).
Dependent Care Reimbursement Account
Your participation in the Dependent Care Reimbursement Account (“DCRA”) ends on your Separation Date. Eligible expenses incurred throughout the calendar year in which your Separation Date occurs (even after employment with the Employer ends) can be reimbursed but only up to the amount actually contributed to the account. Claims for those expenses must be submitted to Horizon Blue Cross Blue Shield by April 15th of the year following the year in which your Separation Date occurs. Amounts remaining in the account after all eligible expenses have been paid will be forfeited.
Financial Planning
Your company-paid financial planning benefit will continue through the end of the calendar year in which your Separation Date occurs.
Flexible Benefits Program
The Flexible Benefits Program consists of the following MSD plans and programs: medical, dental, vision, health care and dependent care reimbursement accounts, life insurance (including basic and optional term life, dependent term life, accidental death and dismemberment and prior to January 1, 2011, survivor income protection), long term care and long term disability. Your participation in these plans ends as described elsewhere in this communication. However, a full month of contribution/premium for your coverage under these plans in effect on your Separation Date may be deducted from your paycheck for the month in which your Separation Date occurs.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

Health Care Reimbursement Account
Your participation in the Health Care Reimbursement Account (“HCRA”) ends on your Separation Date, unless you elect to continue to participate in accordance with COBRA for the remainder of the calendar year in which your Separation Date occurs. If you elect to continue participation in HCRA under COBRA, you must make your required contributions on an after-tax basis. Eligible expenses incurred while you participate in HCRA during the calendar year in which your Separation Date occurs can be reimbursed up to your entire elected amount. Claims incurred after your participation in HCRA ends cannot be reimbursed, no matter how much money is left in the account. Claims for expenses incurred during the calendar year in which your Separation Date occurs and while you are a participant in HCRA must be submitted to Horizon Blue Cross Blue Shield by April 15 of the year following the year in which your Separation Date occurs. Amounts remaining in the account after all eligible expenses have been paid will be forfeited.
Long Term Care
If you elected coverage under MSD’s Long Term Care Plan for you (or your spouse or same-sex domestic partner), that coverage will end on your Separation Date. However, if you want to continue coverage without interruption, you must contact CNA (the insurer) and pay your first quarterly premium to CNA within 31 days after the last day of the month in which your Separation Date occurs. For more information (and to request the necessary forms) contact CNA directly at 1-800-528-4582.
Long Term Disability
Your participation in the Long Term Disability Plan will end on the last day of the month in which your Separation Date occurs. In other words, you must have satisfied the 26-week eligibility period by the end of the month that includes your Separation Date to be eligible for LTD benefits. If you are disabled and receiving income replacement benefits under the Long Term Disability Plan on your Separation Date, those benefits will continue in accordance with the terms of the Long Term Disability Plan. However, Separation Pay paid by the Employer under the Special Separation Program will act as an offset from benefits payable under the Long Term Disability Plan (meaning the LTD benefits will be reduced by Separation Pay).
Sales Incentive Plan
If you are a participant in a sales incentive plan of Merck or its subsidiaries, including the Employer, on your Separation Date, your eligibility to be paid a bonus, if any, will be determined under the terms and conditions of the plan in which you are a participant.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

Savings Plan
Any Separation Pay you receive under the Special Separation Program is not Base Pay and may not be contributed to the Savings Plan. A pro-rata deduction will be made to the Savings Plan based on the percentage of your monthly base pay you receive for the month in which your Separation Date occurs. If you have a plan loan and do not repay it within 45 days of your Separation Date, the loan will be declared in default and reported as a taxable distribution to the Internal Revenue Service.
You generally may receive a final distribution from the Savings Plan at any time after your Separation Date. However, if your account balance is $5,000 or less, your account balance automatically will be distributed to you soon after your Separation Date. If, upon reaching age 65, you have not previously elected to receive your benefits, your account balance will be distributed to you without regard to its amount. Review the information in the Salaried Savings Plan section of the current MSD Benefits Book (and applicable summaries of material modification) for additional information on Receiving a Final Distribution.
Short Term Disability
Subject to applicable state law, your participation in the Short Term Disability Plan ends on your Separation Date. If you are disabled and are receiving income replacement benefits under the Short Term Disability Plan on your Separation Date, those benefits will continue in accordance with the terms of the plan. However, subject to state law, Separation Pay paid by the Employer under the Special Separation Program will act as an offset from benefits payable under the Short Term Disability Plan (meaning the STD benefits will be reduced by the Separation Pay). Where state law does not permit such offsets to be made to STD benefits (or where the Employer in its sole and absolute discretion determines it is easier for the Employer to administer), STD benefits will instead act as an offset from Separation Pay paid (or payable) by the Employer under the Special Separation Program (meaning Separation Pay will be reduced by the STD benefits).
Travel Accident
Your coverage under the Travel Accident Insurance Plan ends on your Separation Date.
Vacation Pay
You will be paid for any amount of vacation that you have accrued but not used as of your Separation Date. Conversely, you must reimburse MSD for any vacation you used prior to your Separation Date that you had not earned as of
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

your Separation Date. Any such amounts to be reimbursed may be deducted from any Separation Pay paid pursuant to the Separation Benefits Plan.
Vision
Coverage under the Vision Plan ends on the last day of the month in which your Separation Date occurs. You will be given the opportunity to continue this benefit in accordance with COBRA for up to 18 months from your Separation Date by paying the required premiums.
* * *
The Special Separation Program described here currently is scheduled to be in effect for Separations From Service that occur from January 1, 2009 through December 31, 2011. MSD retains the right (to the extent permitted by law) to amend or terminate the Special Separation Program and any benefit or plan described in this brochure (or otherwise) at any time. However, following a “change in control” of Merck (as defined in the Merck & Co., Inc. Change in Control Separation Benefits Plan, as it may be amended from time to time), certain limitations apply to MSD’s ability to amend or terminate this and other benefit plans. In addition, an employee whose employment is terminated without cause within two years following a “change in control” will also be entitled to receive the retirement bridge as provided in the Merck & Co., Inc. Change in Control Separation Benefits Plan.
While it has no current intention to do so, MSD also may extend, decrease or enhance, the Special Separation Program in the future. If you sign and return the Separation Letter by the Separation Letter Return Date, any later amendment or termination will not decrease or increase the amount of Separation Pay you are eligible to receive under the Special Separation Program.
Notwithstanding anything in the Special Separation Program to the contrary, benefits under the Program that are subject to Section 409A of the Internal Revenue Code of 1986, as amended, will be adjusted to avoid the excise tax under Section 409A. MSD will take any and all steps it determines are necessary, in its sole and absolute discretion, to adjust benefits under the Special Separation Program to avoid the excise tax under Section 409A, including but not limited to, reducing or eliminating benefits, changing the time or form of payment of benefits, etc.
Payments made on account of separation from service are limited during the six months following the termination of
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

employment of a “Specified Employee” as defined in Treas. Reg. Sec. 1.409A-1(i) or any successor thereto, which in general includes the top 50 employees of a company ranked by compensation. Notwithstanding anything contained in the Special Separation Program to the contrary, if a Covered Employee is a “Specified Employee” on his or her Separation Date, to the extent required by Section 409A of the Internal Revenue Code of 1986, as amended, no payments will be made during the six-month period following termination of employment. Instead, amounts that would otherwise have been paid during that six-month period will be accumulated and paid, without interest, as soon as administratively feasible following the end of such six-month period after termination of employment.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

Glossary of Definitions
As used in this document, the following terms have the following meanings.
“Basic Employee Group Term Life Coverage” is (i) prior to January 1, 2011, 1x base pay for those who are considered New Format and 2x base pay (with the 1st $20,000 company-paid and the remainder up to 2x base pay employee paid at .25/1,000) for those who are considered Old Format and (ii) on and after January 1, 2011, 1x base pay.
“Bridge-Eligible Employees” are employees of the Employer who are not subject to a collective bargaining agreement and
(1) who experience a Separation From Service (as defined in the Separation Benefits Plan) on or between January 1, 2009 and December 31, 2011; and
(2) who as of their last day of employment with the Employer (the “Separation Date”), are
•	at least 49 years of age but not yet age 55 and have at least 9 years of Credited Service; or

•	at least 55 years of age but not yet age 65 and have at least 9 years of Credited Service but do not have 10 years of Credited Service; or

•	at least 64 years of age but not yet age 65 and have less than 9 years of Credited Service
Bridge-Eligible Employees are only those employees who are designated by MSD as “Bridge-Eligible Employees.” This Brochure only applies to Bridge-Eligible Employees.
“Bridged Employees” are those Bridge-Eligible Employees who sign (and if a revocation period is applicable to them, do not revoke) the Separation Letter. Bridged Employees are considered retired under the Retirement Plan. “Bridged Employees” do not include employees who terminate employment in any way that does not constitute separation as determined by MSD, including employees who resign for any reason.
“Credited Service” is as defined in the Retirement Plan.
“Employer” means individually and collectively, Merck Sharp & Dohme Corp., Merck Holdings, Inc., Merck and Company Incorporated, KBI Enterprises, Inc., Rosetta Inpharmatics LLC, Merck HDAC Research, LLC, Abmaxis, Inc., Glycofi, Inc. and Sirna Therapeutics, Inc.
“Merck” means Merck & Co., Inc., ultimate parent of Merck Sharp & Dohme Corp.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010

“MSD” means Merck Sharp & Dohme Corp.
“MSD Benefits Book” means summary plan descriptions of various employee benefit plans sponsored by MSD (formerly known as the Merck Benefits Book).
“Retirement Plan” means the Retirement Plan for Salaried Employees of MSD
“Separation Benefits Plan” means the MSD Separation Benefits Plan for Nonunion Employees
“Separation Date” means a Bridge-Eligible Employee’s last day of employment with the Employer.
“Separation Letter” means the MSD-provided letter that will describe the Special Separation Program benefits and include a release of claims against Merck and its subsidiaries and affiliates, including the Employer, and may include such other terms such as non-solicitation and non-competition provisions, as the MSD determines.
“Separation Letter Return Date” is the date stated in the Separation Letter by which Bridge-Eligible Employees must sign and return it to MSD. If they sign and return (and, if a revocation period is applicable to them, do not revoke) the Separation Letter, they become Bridged Employees.
“Separation Pay Period” is the number of full or partial work weeks for which a Bridged Employee is being paid Separation Pay.
“Special Separation Program” means the separation benefits that Bridged Employees receive if they sign (and, if a revocation period is applicable, do not revoke) the Separation Letter.
Bridge-Eligible Employees
Effective as of October 1, 2010
Revised as of October 1, 2010